SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 22, 2003
                                                           --------------

                               KOGER EQUITY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
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                 (State or Other Jurisdiction of Incorporation)


                     1-9997                                      59-2898045
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(Commission File Number)                       (IRS Employer Identification No.)

         225 NE MIZNER BOULEVARD, SUITE 200
                  BOCA RATON, FLORIDA                               33432
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 (Address of Principal Executive Offices)                        (Zip Code)

                                 (561) 395-9666
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              (Registrant's Telephone Number, Including Area Code)

                                       NA
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         (Former Name or Former Address, if Changed Since Last Reports)

Item 5.  Other Events.

Koger Equity, Inc. announced that the quarterly conference call to discuss second quarter 2003 financial results has been rescheduled for Tuesday, August 5, 2003, at 9:00 A.M. ET, as more particularly described in its News Release, dated July 22, 2003, a copy of which is attached hereto as Exhibit 99 and by this reference made a part hereof.

For more information on Koger Equity, Inc., contact the company at 800-850-2037 or visit its Web site at www.koger.com.


Item 7.   Financial Statements and Exhibits.

(c)      Exhibits

         Exhibit
         Number   Description of Exhibit
         ------   ----------------------

         99       Koger Equity, Inc. News Release, dated July 22, 2003.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                              KOGER EQUITY, INC.




Dated:  July 22, 2003         By:             /S/ Steven A. Abney
                                     ------------------------------------
                                                 Steven A. Abney
                              Title:       Vice President/Finance and
                                            Chief Accounting Officer
                                          (Principal Financial Officer)


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

                                  EXHIBIT INDEX

The following designated exhibit is filed herewith:

     Exhibit
     Number   Description of Exhibit
     ------   ----------------------

         99   Koger Equity, Inc. News Release, dated July 22, 2003.

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